UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 16, 2010

EXOBOX TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51689	88-0456274
(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Sage Road, Suite 200
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 625-7800
(Telephone number, including area code)

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 14, 2010, Floyd H. Griffith resigned as a member of the Board of Directors; he will continue to serve as President and Chief Executive Officer.

Mr. Griffith will concentrate on his duties as President and Chief Executive Officer.

Item 9.01	Financial Statements and Exhibit

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

10.1	Resignation Letter of Floyd H. Griffith, dated as of April 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/Michael S. Studdard
Michael S. Studdard, Chairman

Dated: April 16, 2010